UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	99-1946435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Secondary Preferred Stock Purchase Agreement

On June 17, 2024, FaZe Media Holdings, LLC, a Delaware limited liability company (the “Seller”) and subsidiary of GameSquare Holdings, Inc. (the “Company”), M40A3 LLC, a Delaware limited liability company (the “Purchaser”), Gigamoon Media LLC, a Delaware limited liability company, and FaZe Media, Inc., a Delaware corporation, and majority-owned entity of the Company (“FaZe Media”) entered into a Secondary Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) for the sale to Purchaser of 5,725,000 shares of Series A-1 Preferred Stock, $0.0001 par value per share (the “Series A-1 Preferred Stock”), at a purchase price of $1.66 per share, on the terms and subject to the conditions set forth in the Preferred Stock Purchase Agreement (the “Transaction”). The first 2,862,500 share tranche of the Transaction closed on June 17, 2024 and the second 2,862,500 share tranche of the Transaction is expected to close on or prior to August 15, 2024.

In connection with the Transaction, (i) the Purchaser and the Seller contemporaneous with the execution of the Preferred Stock Purchase Agreement entered into a Limited Proxy and Power of Attorney with respect to all of the shares of Series A-1 Preferred Stock held by the Purchaser (the “Purchaser Voting Proxy”), in the form attached hereto as Exhibit 10.2, and (ii) the Seller wishes to grant the Purchaser an option and right ( the “A-1 Call Right”) but not the obligation, to cause the Seller to sell up to 3,230,556 shares of Series A-1 Preferred Stock, on the terms and subject to the conditions set forth in the Preferred Stock Purchase Agreement.

If the Purchaser Voting Proxy remains in effect after the closing date of the A-1 Call Right, the Seller and Purchaser shall terminate the Purchaser Voting Proxy and enter into a new Limited Proxy and Power of Attorney with respect to all of the shares of Series A-1 Preferred Stock held by the Seller (as amended, the “Seller Voting Proxy”) in the form attached hereto as Exhibit 10.3.

In connection with the Transaction, if a Change in Voting Control (as defined in the Preferred Stock Purchase Agreement) occurs, FaZe Media and the Company shall amend the Trademark License Agreement, dated May 15, 2024, between FaZe Media and the Company (as amended, the “Amended and Restated License Agreement”) in substantially the form attached hereto as Exhibit 10.4.

The foregoing summary of the Preferred Stock Purchase Agreement, Purchaser Voting Proxy, Seller Voting Proxy, and Amended and Restated License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Preferred Stock Purchase Agreement, Purchaser Voting Proxy, Seller Voting Proxy, and Amended and Restated License Agreement, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 18, 2024, the Company issued a press release regarding the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Secondary Preferred Stock Purchase Agreement, dated as of June 17, 2024, by and among FaZe Media Holdings, LLC, M40A3 LLC, Gigamoon Media LLC, and FaZe Media, Inc.
10.2	Purchaser Voting Proxy by and between FaZe Media Holdings, LLC and M40A3 LLC.
10.3	Seller Voting Proxy by and between FaZe Media Holdings, LLC and M40A3 LLC.
10.4	Amended and Restated License Agreement by and between the Company and FaZe Media, Inc.
99.1	Press Release, dated as of June 18, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: June 20, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director